Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the quarterly report of United Auto Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Roger S. Penske and James R. Davidson, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger S. Penske

Roger S. Penske
Chief Executive Officer
Date: November 14, 2005

/s/ James R. Davidson

James R. Davidson
Executive Vice President — Finance
(Principal Financial Officer)
Date: November 14, 2005
      A signed original of this written statement required by Section 906 has been provided to United Auto Group, Inc. and will be retained by United Auto Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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